Filed pursuant to Rule 497(e)
Registration Nos. 033-08746; 811-04840

Supplement dated June 22, 2015
to the
Prospectus and Statement of Additional Information (“SAI”)
dated February 27, 2015

The Tocqueville Fund
The Tocqueville Opportunity Fund
The Tocqueville International Value Fund
The Delafield Fund
The Tocqueville Select Fund
(each, a “Fund” and collectively, the “Funds”)

Each, a series of Tocqueville Trust (the “Trust”)

On June 18, 2015, the Board of Trustees of the Trust approved the elimination of the redemption fee for the Funds (listed above) effective July 1, 2015. Accordingly, all references to the redemption fee for these Funds are hereby removed from the Trust’s Prospectus and SAI effective July 1, 2015.

Please note that the redemption fee remains in effect for The Tocqueville Gold Fund.

Please retain this supplement with your Prospectus and SAI.